Exhibit 32.2

AMERICAN WATER WORKS COMPANY, INC.

CERTIFICATION PURSUANT TO

RULE 13a-14(b) UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Linda G. Sullivan, Executive Vice President and Chief Financial Officer of American Water Works Company, Inc. (the “Company”), hereby certify that, based on my knowledge:

(1) The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ LINDA G. SULLIVAN
Linda G. Sullivan
Executive Vice President and Chief Financial Officer

February 24, 2016